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                                                                 EXHIBIT 10.9(b)


                                 Amendment No. 1
                                     to the
                           DEFERRED COMPENSATION PLAN
                            OF CIGNA CORPORATION AND
                           PARTICIPATING SUBSIDIARIES
                  (Amended and Restated as of January 1, 1996)

The Plan is hereby amended as follows:

1. The last sentence of Section 4.1(b) of Article IV of the Plan is amended to read as follows:

         "Notwithstanding the foregoing, upon the application of a Participant, the Corporate Committee may, in its sole discretion, direct that all or a portion of the Participant's distribution otherwise payable in Common Stock be paid in cash; provided, however, that with respect to Participants who are subject to Section 16 of the Securities Exchange Act of 1934, such discretion shall be exercised by the Board Committee."

2.       The following sentence shall be added to the end of Section 4.2 of
         Article IV of the Plan:

         "Notwithstanding the foregoing, with respect to Participants who are subject to Section 16 of the Securities Exchange Act of 1934, all actions required to be taken by the Corporate Committee shall be taken by the Board Committee."